SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant [X}
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
         [ ]      Preliminary proxy statement
         [X]      Definitive proxy statement
         [ ]      Definitive additional materials
         [ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             MANSUR INDUSTRIES INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
    [ ]   No fee required.
    [ ]   Fee computed on the table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

         (5) Total fee paid:

-------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

-------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

         (3) Filing party:

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         (4) Date Filed:

-------------------------------------------------------------------------------

                             MANSUR INDUSTRIES INC.

                  8425 S.W. 129TH TERRACE, MIAMI, FLORIDA 33156

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 1997

                            -------------------------



To the Shareholders of Mansur Industries Inc.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Mansur Industries Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, June 6, 1997, at the Miami Dadeland Marriott Hotel, 9090 South Dadeland Boulevard, Miami, Florida 33156, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to approve and ratify the Company's 1996 Executive Incentive Compensation Plan, as amended, as set forth in Appendix A hereto; and

         (3) To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on May 9, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present at the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                            By Order of the Board of Directors



                                            PIERRE G. MANSUR
                                            CHAIRMAN OF THE BOARD
                                            AND PRESIDENT

Miami, Florida
May 12, 1997

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                             MANSUR INDUSTRIES INC.

                       -----------------------------------


                                 PROXY STATEMENT

                       -----------------------------------



         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mansur Industries Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the Company's 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, June 6, 1997, at the Miami Dadeland Marriott Hotel, 9090 South Dadeland Boulevard, Miami, Florida, or at any adjournments or postponements thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 12, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report which accompanies this Proxy Statement. The Company's principal executive offices are located at 8425 S.W. 129th Terrace, Miami, Florida 33156, and its telephone number is (305) 232-6768.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) A proposal to approve and ratify the Company's 1996 Executive Incentive Compensation Plan, as amended (the "Incentive Plan"); and

         (3) To transact such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below and (b) FOR the proposal to approve and ratify the Incentive Plan. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 9, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 4,601,309 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Shareholders do not have the right to cumulate their votes, and are entitled to one vote for each share held.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the Incentive Plan. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 8425 S.W. 129th Terrace, Miami, Florida 33156, for a period of ten (10) days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person known by the Company to own beneficially more than 5% of its Common Stock, (ii) the Named Executive Officers (as defined in "Executive Compensation"), (iii) each director and nominee for director and (iv) all directors and executive officers of the Company as a group:

                                                           AMOUNT AND NATURE OF         PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS OF BENEFICIAL OWNER(1)           BENEFICIAL OWNERSHIP (2)              SHARES OWNED
------------------------------------------------------   ------------------------       -------------------------

Pierre G. Mansur..................................               2,000,000                         43.5%
Paul I. Mansur....................................                       0                           -
Richard P. Smith..................................                       0(3)                        -
Elias F. Mansur...................................                  41,025(4)                        *
Dr. Jan Hedberg...................................                  35,000(5)                        *
Joseph E. Jack....................................                  37,820(6)                        *
All Directors and Executive Officers as a group
     (6 persons)..................................               2,113,845(7)                      45.9%

----------------------
*      Less than one percent.

(1) Unless otherwise indicated, the address of each of the beneficial owners identified above is c/o Mansur Industries Inc., 8425 S.W. 129th Terrace, Miami, Florida 33156.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(3) Does not include shares of Common Stock issuable upon exercise of options to purchase 10,000 shares of Common Stock at $7.50 per share under the Incentive Plan, which options are not presently exercisable.
(4) Does not include shares of Common Stock issuable upon exercise of options to purchase 3,500 shares of Common Stock at $14.75 per share under the Incentive Plan, which options are not presently exercisable.
(5) Includes 25,000 shares of Common Stock held by Environmental Technologies BVI Limited, of which Dr. Hedberg owns 50% and serves as Managing Director. Does not include shares of Common Stock issuable upon exercise of options to purchase 3,500 shares of Common Stock at $14.75 per share under the Incentive Plan, which options are not presently exercisable.
(6) Does not include shares of Common Stock issuable upon exercise of options to purchase 3,500 shares of Common Stock at $14.75 per share under the Incentive Plan, which options are not presently exercisable.
(7)    See Notes (3) - (6) above.

                         ELECTION OF DIRECTORS; NOMINEES

         Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Shareholders or until his successor has been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

    NAME                          AGE               POSITION
-------------------------------  ----    -------------------------------------

  Pierre G. Mansur.............    45    Chairman of the Board and President

  Paul I. Mansur...............    46    Chief Executive Officer and Director

  Richard P. Smith, C.P.A......    39    Vice President of Finance and Chief
                                           Financial Officer

  Elias F. Mansur..............    53    Director

  Dr. Jan Hedberg..............    49    Director

  Joseph E. Jack...............    68    Director


         PIERRE G. MANSUR founded the Company and has served as its Chairman and President since its inception in November 1990. From June 1973 to August 1990, Mr. Pierre Mansur served as President of Mansur Industries Inc., a privately held New York corporation that operated a professional race engine machine shop. Mr. Pierre Mansur has over twenty years of advanced automotive and machinery operations experience including developing innovative automotive machine shop applications; designing, manufacturing, customizing, modifying and retooling high performance engines and component parts; developing state of the art automotive and powerboat race engines which have consistently achieved world championship status; and providing consulting services and publishing articles with respect to automotive technical research data. Mr. Pierre Mansur has conducted extensive research and development projects for several companies, including testing and evaluating engine parts and equipment for Direct Connection, a high performance racing division of the Chrysler Corporation; researching and developing specialized engine piston rings and codings for Seal Power Corporation; researching high-tech plastic polymers for internal combustion engines for ICI Americas; and designing and developing specialized high performance engine oil pan applications. Mr. Pierre Mansur is the brother of Paul I. Mansur and a cousin of Elias F. Mansur. Mr. Pierre Mansur is a graduate of the City University of New York.

         PAUL I. MANSUR has been Chief Executive Officer and a Director of the Company since September 1993. From September 1986 to July 1993, Mr. Paul Mansur served as Chief Executive Officer of Atlantic Entertainment Inc., a privately held regional retail chain of video superstores. From March 1981 to September 1986, Mr. Paul Mansur served as the Chief Executive Officer and President of Ameritrade Corporation, a privately held international distributor of factory direct duty free products. From June 1972 to March 1981, Mr. Paul Mansur held various finance and operation positions, including Assistant

Vice President Finance and Operations for Mott's USA, Inc., a division of American Brands. Mr. Paul Mansur is the brother of Pierre G. Mansur and a cousin of Elias F. Mansur. Mr. Paul Mansur is a graduate of the City University of New York.

         RICHARD P. SMITH has been the Chief Financial Officer of the Company since September 1, 1996. From April 1987 to August 1996, Mr. Smith held various positions, including Vice President, Chief Financial Officer, Treasurer, Secretary, Director of Business Planning, and Controller of the European Operations of Telematics International, Inc., a manufacturer and supplier of intelligent networking technologies and products. From August 1983 to April 1987, Mr. Smith served as Manager of Internal Controls and Cost Analysis for Motorola, Inc., a worldwide manufacturer of a diverse line of electronic equipment and components, including communications systems, semiconductors, electronic controls and computer systems. From January 1980 to March 1981, Mr. Smith worked as an accountant for Arthur Young and Co. C.P.A. Mr. Smith is a graduate of Illinois Wesleyan University and holds a Masters of Business Administration degree from the University of Illinois and a Masters of Finance degree from Cambridge University.

         ELIAS F. MANSUR has been a Director of the Company since August 1995. From September 1968 to present, Mr. Elias Mansur served as Managing Director of the Mansur Trading Company and its subsidiaries, an international, diversified group of companies involved in banking, international trade, manufacturing, real estate and hotel operations. From June 1975 to March 1981, Mr. Elias Mansur served as Chairman of the Board of the Central Bank of the Netherlands Antilles. From September 1984 to December 1985, Mr. Elias Mansur served as Minister of Economic Affairs of the Netherlands Antilles. From October 1977 to September 1984, Mr. Elias Mansur served as the Chief Economic Advisor, Minister of Economic Affairs and Chairman of the Council of Economic Advisors to the government of Aruba. Mr. Elias Mansur is a cousin of Mr. Pierre Mansur and Mr. Paul I. Mansur.

         DR. JAN HEDBERG has been a Director of the Company since August 1995. From October 1987 to March 1993, Dr. Hedberg was the Chairman and Chief Executive Officer of Enprotec International Group, N.V., a company he co-founded in the business of researching and developing advanced waste oil recycling technologies. Since March 1993, Dr. Hedberg has been the Chairman of the Board and Chief Executive Officer of Enprotec (USA) Inc., a wholly owned subsidiary of Enprotec International Group, N.V., which manufactures, designs and assembles oil re-refining plants. Dr. Hedberg was the co-recipient of the 1991 International Technology Award for Enterprising Innovation and Creativity for the development of the Vaxon Re-refining Process, which is a proprietary process that transforms used oil into useable oil products. Dr. Hedberg has over 15 years of experience in oil related and environmental companies and 12 years of research and teaching experience, including executive management and advisory positions, with several multinational organizations. Dr. Hedberg received his Doctor of Philosophy (Ph.D.) in Geotechnical Engineering from the Massachusetts Institute of Technology, Cambridge, Massachusetts in 1977.

         JOSEPH E. JACK has been a Director of the Company since August 1995. From May 1989 to June 1991, Mr. Jack served as Vice President of Waste Management Europe, a waste collection and recycling company that is a publicly traded company on the London Stock Exchange and a controlled subsidiary of WMX Technologies, a publicly traded New York Stock Exchange company. From April 1984 to December 1987, Mr. Jack was President of Waste Management Inc. of Florida, a waste collection and recycling company that is an affiliate of Waste Management, Inc. From July 1983 to March 1984, Mr. Jack served as Vice President of Waste Management Partners, a division of Waste Management, Inc. From February 1982 to July 1983, Mr. Jack served as Vice President of Waste Management International, a subsidiary of Waste Management, Inc. From April 1980 to February 1982, Mr. Jack was Vice President of Waste Management International (Middle East), a subsidiary of Waste Management, Inc., and from May 1978 to April 1980, Mr. Jack was the Resident Manager of Waste Management Saudi Arabia, a joint venture involving an affiliate of Waste Management, Inc. Under Mr. Jack's leadership, Waste Management experienced unprecedented growth in several markets worldwide including Waste Management Europe's growth of revenues from $10 million to $700 million in a three year period. Mr. Jack's significant accomplishments in the waste management field were acknowledged when he was inducted by the

National Waste Management Association into the United States Waste Industry's "Hall of Fame." Mr. Jack has been an active investor in companies since he retired in June 1991.

ELECTION OF EXECUTIVE OFFICERS AND DIRECTORS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During calendar year 1996, the Board of Directors held five meetings and took action two additional times by unanimous written consent. No director attended fewer than 75% of the meetings of the Board of Directors held during 1996 during the period of such director's service.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board does not have a nominating or similar committee.

         Elias F. Mansur and Joseph E. Jack are the current members of the Audit Committee, which held no meetings during 1996. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls and (iv) having general responsibility for all related auditing matters.

         Pierre G. Mansur, Dr. Jan Hedberg and Elias F. Mansur are the current members of the Compensation Committee, which held no meetings during 1996. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's Incentive Plan.

ADDITIONAL INFORMATION CONCERNING DIRECTORS


         In connection with the Company's initial public offering of Common Stock Consummated in September 1996 (the "IPO"), the Board of Directors determined that directors who were not employees of the Company would receive an annual retainer of $10,000. However, in connection with the amendment of the Incentive Plan discussed below, the Board of Directors determined that directors who were not employees of the Company would not receive an annual retainer. No director of the Company receives any fee for attendance at meetings of the Board of Directors or committees thereof, although members of the Board do receive reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors.

         Directors are eligible to receive options under the Company's Incentive Plan. Initially, the Incentive Plan provided for an automatic grant of an option to purchase 2,500 shares of Common Stock upon a person's election as a non-employee director of the Company, as well as an automatic annual grant of an option to purchase 2,500 shares of Common Stock on the day the Company issues its earnings release for the prior fiscal year. In December 1996, the Board of Directors amended the Incentive Plan, subject to shareholder approval, to provide for an automatic grant of an option to purchase 3,500 shares of Common Stock upon a person's election as a non-employee director of the Company, as well as an automatic annual grant of an option to purchase 3,500 shares of Common Stock on the day the Company issues its earnings release for the prior fiscal year. The increase of 1,000 shares of Common Stock subject to each of the automatic annual grants is in lieu of an annual retainer fee.

         During 1996, in connection with the IPO, the Company issued 10,000 shares of the Company's Common Stock to each of Messrs. Elias Mansur, Joseph Jack and Dr. Jan Hedberg in exchange for previously rendered consulting services.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the fiscal years ended December 31, 1996 and 1995, the aggregate compensation awarded to, earned by or paid to Pierre G. Mansur, the Company's Chairman of the Board and President, and Paul I. Mansur, the Company's Chief Executive Officer (collectively, the "Named Executive Officers"). No other officer of the Company had an annual salary and bonus in excess of $100,000 during 1996.

                                                                                                   LONG TERM
                                                     ANNUAL COMPENSATION                         COMPENSATION
                                   -------------------------------------------------------       ------------
 NAME AND PRINCIPAL                                                           OTHER ANNUAL         ALL OTHER
     position                       YEAR         SALARY         BONUS         COMPENSATION       COMPENSATION
-------------------------------------------------------------------------------------------------------------

Mr. Pierre G. Mansur                1996      $66,000       $ 58,000          $6,605(1)              $0
     Chairman and President         1995      $66,000       $267,460(2)       $6,605(1)              $0

Mr. Paul I. Mansur                  1996      $48,000       $250,000          $5,099(1)              $0
     Chief Executive Officer        1995      $48,000       $      0          $2,550(1)              $0

-----------------------

(1)      Automobile allowance paid by the Company.

(2) Represents incentive compensation earned by Pierre G. Mansur, of which $88,110 was paid in 1995 and the remainder of which was accrued in 1995 and paid in 1996.


OPTION GRANTS

         To date, no options, stock appreciation rights or other awards have been granted to the Named Executive Officers under the Company's Incentive Plan or otherwise.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In September 1993, the Company entered into a two year employment agreement with Mr. Pierre Mansur, providing for an annual base salary of $66,000 through December 31, 1996 and discretionary bonuses, based on Mr. Pierre Mansur's performance, as determined by the Compensation Committee of the Board of Directors. Pursuant to the terms of his employment agreement, Mr. Mansur's employment was renewed in September 1995 by the Company for an additional two years at an annual base salary of $66,000 through December 31, 1996 and $120,000 thereafter. Pursuant to the employment agreement, during the term of Mr. Pierre Mansur's employment and for a period of three years following his termination of employment, Mr. Pierre Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding the Company's patents, research and development, manufacturing process or knowledge or information with respect to confidential trade secrets of the Company. In addition, the employment agreement provides that Mr. Pierre Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with the Company or its affiliates. The employment agreement also provides that Mr. Pierre Mansur is prohibited from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with the Company or its affiliates during the term of his employment and for three years thereafter.

         In September 1995, the Company entered into a two year employment agreement with Mr. Paul Mansur, providing for an annual base salary of $48,000 through December 31, 1996 and $120,000 thereafter and discretionary bonuses, based on Mr. Paul Mansur's performance, as determined by the Compensation Committee of the Board of Directors. Pursuant to the employment agreement, during the term of Mr. Paul Mansur's employment and for a period of three years following his termination of employment, Mr. Paul Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding the Company's patents, research and development, manufacturing process or knowledge or information with respect to confidential trade secrets of the Company. In addition, the employment agreement provides that Mr. Paul Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with the Company or its affiliates. The employment agreement also provides that Mr. Paul Mansur is prohibited from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with the Company or its affiliates during the term of his employment and for three years thereafter.

         In July 1996, the Company entered into a one year employment agreement with Mr. Richard Smith, the Company's Vice President of Finance and Chief Financial Officer, which provides for an annual base salary of $110,000, a car allowance of $400 a month, and a mobile telephone allowance of $150 a month. In addition, the employment agreement provides that Mr. Smith is entitled to receive options to purchase a minimum of 10,000 shares of Common Stock. Pursuant to the employment agreement, if Mr. Smith is terminated for cause, defined as an act of dishonesty, malfeasance, or other impropriety, he is not entitled to receive any severance payment. If Mr. Smith is terminated without cause, he is entitled to receive his current salary for four months or until he secures new employment, whichever occurs first. In addition to the employment agreement, the Company and Mr. Smith entered into a Non-Circumvention and Non-Disclosure Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Pierre G. Mansur, the Chairman of the Board and President of the Company, and Mr. Paul I. Mansur, the Chief Executive Officer of the Company, participated in deliberations of the Company's Board of Directors concerning executive compensation during 1996.

                              CERTAIN TRANSACTIONS

COMMON STOCK OWNERSHIP

      In connection with the organization of the Company in November 1990, the Company issued 2,000,000 shares of Common Stock to Mr. Pierre Mansur in exchange for the assignment to the Company of (i) certain ongoing research and development and rights to any related patents and patents pending, and (ii) real estate and equipment valued at $52,000.

CONSULTING AGREEMENT AND SERVICES

         In November 1994, the Company entered into a two-year consulting agreement (the "Consulting Agreement") with Environmental Technologies BVI Limited (the "Consultant"). Pursuant to the Consulting Agreement, the Consultant agreed to advise, consult with, introduce to third parties and generally assist the Company in its efforts to explore new manufacturing and marketing arrangements. In exchange for such services, the Consulting Agreement provided that the Consultant was entitled to receive certain fees in connection with the sale of certain equipment, services, license rights, royalty rights, manufacturing rights, marketing rights or the Company's entrance into a partnership or joint venture arrangement or consummation of a merger. The Consultant did not receive any commissions pursuant to the Consulting Agreement. In December 1995, the Company issued the Consultant 10,000 shares of Common Stock in exchange for the services rendered by the Consultant and to secure the Consultant's agreement to terminate the Consulting Agreement and any and all associated rights of the Consultant. Dr. Jan Hedberg, a director of the Company, owns 50% and serves as the managing director of the Consultant.

         Mr. Elias Mansur, Dr. Jan Hedberg and Mr. Joseph Jack have, from time to time, rendered consulting services to the Company in connection with financing, marketing and technical matters. In April 1996, each such individual was issued 10,000 shares of the Company's Common Stock, valued at $3.50 per share, in exchange for such previously rendered consulting services.

NOTE PAYABLE TO CHIEF EXECUTIVE OFFICER

         Pursuant to a revolving line of credit dated June 1, 1990, Mr. Paul Mansur made a series of advances ranging from $5,000 to $30,000, totaling an aggregate of $150,000 (the "Debt"), to the Company between June 1, 1990 and May 31, 1996. Under the terms of the line of credit, interest accrued at a rate of 6% in 1994, 1995 and the five month period ended May 31, 1996. On December 31, 1994 and December 31, 1995, the Company paid Mr. Paul Mansur $34,814 and $12,000, respectively, in satisfaction of interest owed with respect to the Debt. The note evidencing the Debt had a maturity date of December 31, 1995, which maturity date was extended to December 31, 1996. On May 31, 1996, the Company paid Mr. Paul Mansur $150,000 and $5,000 in satisfaction of the outstanding principal balance of and the interest owed with respect to the Debt.

CONVERTIBLE NOTES

         In connection with its issuance of an aggregate of $1,012,500 in principal amount of Convertible Notes in June 1996, the Company issued promissory notes in the principal amount of $101,250 to each of Environmental Technologies BVI Limited, a consulting firm of which Dr. Jan Hedberg, a director of the Company, is Managing Director, Mr. Joseph E. Jack, a director of the Company, and Mr. Elias F. Mansur, a director of the Company. Upon consummation of the IPO in September 1996, each of the Convertible Notes was converted into 15,000 shares of Common Stock. Mr. Mansur, Mr. Jack and Environmental Technologies BVI Limited acquired the Convertible Notes on the same terms as other unaffiliated investors.

                  PROPOSAL TO APPROVE AND RATIFY THE COMPANY'S
             1996 EXECUTIVE INCENTIVE COMPENSATION PLAN, AS AMENDED


         BACKGROUND AND PURPOSE. In September 1996, prior to the consummation of the Company's initial public offering (the "IPO") of Common Stock, the Company's Board of Directors and shareholders approved and adopted the Company's 1996 Executive Incentive Compensation Plan (the "Incentive Plan") and recommended that it be submitted to the Company's shareholders for their approval at the Annual Meeting following the IPO. In December 1996, the Company's Board of Directors amended the Incentive Plan with respect to formula grants of options to non-employee directors, as described below, subject to shareholder approval. The terms of the Incentive Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, the "Awards"). The purpose of the Incentive Plan is to advance the interests of the Company by providing additional incentive in attracting, motivating and retaining qualified executives and other employees, officers, directors and independent contractors (collectively, the "Participants") by enabling Participants to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between Participants and the Company's shareholders, and providing Participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         In December 1995, the Internal Revenue Service issued final regulations concerning compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which generally prohibits a public company from deducting compensation paid to the chief executive officer and four other highest paid executive officers in excess of $1.0 million per year unless the compensation is pursuant to a plan approved by the shareholders of such company. In addition, approval of the Incentive Plan by the Company's shareholders is one way to provide an exemption from the "short-swing profit" recovery provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to certain transactions involving officers and directors of the Company under the Incentive Plan. The Incentive Plan is being presented to the shareholders for approval in order to comply with Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act, and to give the present shareholders the opportunity to vote on the Incentive Plan.

         The following is a summary of certain principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the actual text of the Incentive Plan in its entirety.

         ADMINISTRATION. The Incentive Plan is required to administered by a committee designated by the Board of Directors consisting of at least two directors (the "Committee"), each of whom must shall be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. The Compensation Committee of the Board of Directors has been appointed as the Committee for the Incentive Plan. Subject to the terms of the Incentive Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Incentive Plan, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Incentive Plan.

         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the Incentive Plan, a total of 375,000 shares of Common Stock have been reserved for the grant of Awards under such plan. This limitation applies not only to Awards that that are settleable by the delivery of shares of stock, but also to Awards relating to shares of stock but settleable only in cash. See "Prior Grants of Options" below.

         The Incentive Plan also imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year a Participant may not be granted Awards relating to more than 250,000 shares of Common Stock. In addition, the maximum amount that may be earned as a final annual incentive Award or other cash Award in any fiscal year to any one Participant is $1.0 million, and the maximum amount that may be earned as a final performance Award or other cash Award in respect of a performance period by any one Participant is $5.0 million.

         The Committee is authorized to adjust the limitations described above and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the Incentive Plan are the officers, directors, employees and independent contractors of the Company and any subsidiary. No director of the Company who is not an employee of the Company or any subsidiary (a "non-employee director") will be eligible to receive any Awards under the Incentive Plan other than automatic formula grants of stock options and restricted stock as described below, and no independent contractor will be eligible to receive any Awards other than stock options. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Incentive Plan. As of April 30, 1997, approximately 61 persons were eligible to participate in the Incentive Plan.

         STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant, except to the extent of in-the-money awards or cash obligations surrendered by the participant at the time of grant. For purposes of the Incentive Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be (i) if the Common Stock is listed or admitted for trading on any United Stated national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding trading days. Except for the formula grants of stock options described below, the maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the Incentive Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

         FORMULA GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS. The Incentive Plan provides that each non-employee director shall automatically receive (i) on the date of his or her appointment as a director of the Company, an option to purchase 3,500 shares of Common Stock, and (ii) each year, on the day the Company issues its earnings release for the prior fiscal year, an option to purchase 3,500 shares of Common Stock. Such options will have a term of 7 years and become exercisable at the rate of 33 1/3% per year commencing on the first anniversary of the date of grant; provided, however, that the options will become fully exercisable in the event that, while serving as a director of the Company, the non-employee director dies, or suffers a "disability," or "retires" (within the meaning of such terms as defined in the Incentive Plan). The per share exercise price of all options granted to non-employee directors will be equal to the fair market value of a share of Common Stock on the date such option is granted. Unless otherwise extended in the sole discretion of the Committee, the unexercised portion of any formula option grant will become null and void (a) three months after the date on which the non-employee director ceases to be a director of the Company for any reason other than the non-employee director's willful misconduct or negligence, disability, death or retirement, (b) immediately in the event of the non-employee director's willful misconduct or negligence, (c) one year after the non-employee director ceases to be a director by reason of his disability, (d) at the expiration of the option's original term, if the non-employee director ceases to be a director by reason of his retirement, and (e) one year after the date of the non-employee director's death in the event that such death occurs prior to the time the option otherwise would become null and void pursuant to the foregoing provisions of this sentence.


         RESTRICTED AND DEFERRED STOCK. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of deferred stock confers upon a Participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. The restricted or deferral period for restricted stock or deferred stock Awards may not be less than three years unless the Award is subject to performance conditions as described below, in which case the period will not be less than one year.

         DIVIDEND EQUIVALENTS. The Committee is authorized to grant dividend equivalents conferring on Participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock, or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         OTHER STOCK-BASED AWARDS. The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such Awards.

         PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS. The right of a Participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the Incentive Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year.

         Subject to the requirements of the Incentive Plan, the Committee will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the Incentive Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, growth in earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each Participant in the pools and (ii) the amount-of any other potential annual incentive or performance Awards payable to Participants in the Incentive Plan. The Committee may, in its discretion, determine that the amount payable as a final annual incentive or performance Award will be reduced from the amount of any potential Award.

         OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Incentive Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the Incentive Plan are generally granted without a requirement that the Participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the Incentive Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

         ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the Incentive Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the Incentive Plan, the term "change in control" generally means (a) any of the transactions referenced in clause (i) of the previous sentence, (b) an acquisition by any person, entity or group of 25% or more of the outstanding Common Stock or 25% or more of the voting power of the Company's outstanding voting securities, or (c) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the Incentive Plan or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration that is material or if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the Incentive Plan which might increase the cost of the Incentive Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the Incentive Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Incentive Plan.

         SECURITIES ACT REGISTRATION. The Company intends to register the shares of Common Stock available for Awards under the Incentive Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the Incentive Plan.

         The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Common Stock acquired on exercise of the option and the exercise price. If, however, the Participant is an officer or director of the Company or any other person to whom the short-swing profit recovery provisions of Section 16(b) of the Exchange Act applies, the Participant generally will not recognize ordinary income, and the amount of ordinary income will not be determined, until the earlier of the expiration of the six month period after exercise of the option and the first day on which a sale at a profit of the shares of Common Stock acquired on exercise of the option would not subject the Participant to suit under those provisions. Such a Participant, however, may elect to recognize ordinary income on the date of exercise of the option.

         The disposition of shares of Common Stock acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option. On a disposition of shares of

Common Stock acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "ISO holding periods"), the Participant recognizes ordinary income equal to the lesser of
(i) the excess of the fair market value of the those shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares of Common Stock acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the shares of Common Stock. That gain or loss will be long-term if the shares of Common Stock have been held for more than one year as of the date of disposition. The Participant's tax basis in the shares of Common Stock generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

         The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposing of the shares.

         Section 162(m) to the Code generally disallows a public company's tax deduction for compensation in excess of $1.0 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a "covered employee"). Compensation that qualifies as "performance-based compensation", however, is excluded from the $1.0 million deductibility cap and therefore remains fully deductible by the Company. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to options and such other Awards will not be subject to the $1 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the Incentive Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m) of the Code.

         Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant that is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company or a substantial portion of the Company's assets and have a present value of at least three times the Participant's average annual compensation from the Company over the prior five years (the "average compensation"). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Company and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the Incentive Plan, is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Incentive Plan should consult a tax adviser as to the tax consequences of participation.

PRIOR GRANTS OF OPTIONS

         As of the Record Date, options to purchase an aggregate of 27,500 shares of Common Stock had been granted under the Incentive Plan to four employees and the three non-employee directors. The options granted under the Incentive Plan have exercise prices ranging from $7.50 to $14.75, have a term ranging from 7 to 10 years and become exercisable at the rate of 33-1/3% per year commencing on the first anniversary of the date of grant.

         The following table indicates, as of the Record Date, certain information regarding options which have been granted under the Incentive Plan to the persons and groups indicated:

                                            NUMBER OF SHARES           EXERCISE PRICE         VALUE OF OPTIONS AT
            NAME AND POSITION              SUBJECT TO OPTIONS            PER SHARE             APRIL 28, 1997(1)
---------------------------------------    ------------------          --------------         -------------------
Pierre G. Mansur                                    -0-                       N/A                      N/A
   Chairman of the Board and President

Paul I. Mansur                                      -0-                       N/A                      N/A
   Chief Executive Officer

Richard P. Smith                                 10,000                     $7.50                  $56,250
   Vice President-Finance and Chief
   Financial Officer

Elias F. Mansur                                   3,500                    $14.75                         (2)
   Director

Dr. Jan Hedberg                                   3,500                    $14.75                         (2)
   Director

Joseph E. Jack                                    3,500                    $14.75                         (2)
   Director

All current executive officers as a              10,000                     $7.50                  $56,250
   group (3 persons)

All current directors who are not                10,500                    $14.75                         (2)
   executive officers as a group
   (3 persons)

All employees as a group, other than              7,000(3)                    (4)                         (4)
   executive officers (3 persons)

-------------------


(1) The closing sale price of the Common Stock on April 28, 1997 was $13.125 per share. Value is calculated by multiplying (i) the difference between $13.125 and the option exercise price by (ii) the number of shares of Common Stock underlying the option.
(2) On April 28, 1997, the closing price of the Common Stock did not exceed the option exercise price and accordingly, such options were not in-the-money on such date.
(3) Represents shares issuable upon the exercise of options which have to date been granted to three (3) employees of the Company, other than executive officers.
(4) The Company has granted options to purchase an aggregate of 7,000 shares of Common Stock to three (3) employees of the Company, other than executive officers. Of such options, (i) options to purchase 5,000 shares of Common Stock have an exercise price of $8.13 per share and an aggregate value of $24,975, (ii) options to purchase 1,000 shares of Common Stock have an exercise price of $13.13 per share and were not in-the-money on April 28, 1997 and (iii) options to purchase 1,000 shares of Common Stock have an exercise price of $13.38 per share and were not in-the-money on April 28, 1997.

         The Company believes that Awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF
  THE PROPOSAL TO APPROVE AND RATIFY THE 1996 EXECUTIVE INCENTIVE COMPENSATION
                               PLAN, AS AMENDED.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG Peat Marwick LLP served as the Company's independent public accountants for the year ended December 31, 1996. The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by January 13, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                            By Order of the Board of Directors,



                                            PIERRE G. MANSUR
                                            CHAIRMAN OF THE BOARD
                                            AND PRESIDENT

Miami, Florida
May 12, 1997

                                                                    APPENDIX A


                             MANSUR INDUSTRIES INC.


                   1996 EXECUTIVE INCENTIVE COMPENSATION PLAN
                         AS AMENDED ON DECEMBER 9, 1996


         1. PURPOSE. The purpose of this 1996 Executive Incentive Compensation Plan (the "Plan") is to assist Mansur Industries Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

                (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

                (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                (e) "Board" means the Company's Board of Directors.

                (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "disinterested persons" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Section

         162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                (j) "Corporate Transaction" means a transaction as defined in
         Section 9(b) of the Plan.

                (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                (m) "Director" means a member of the Board.

                (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                (p) "Effective Date" means the effective date of the Plan, which shall be the date the Company consummates a registered initial public offering of its Stock.

                (q) "Eligible Person" means each executive officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any subsidiary, and independent contractors with the Company or any subsidiary. The foregoing notwithstanding, no Non-Employee Director shall be an Eligible Person for purposes of receiving any Awards under this Plan other than Formula Grants of Options granted under Section 6(b)(iv) of the Plan and Formula Grants of Restricted Stock granted under Section 6(d)(v) of the Plan, and no independent contractor shall be an Eligible Person for purposes of receiving any Awards other than Options under
         Section 6(b) of the Plan. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan.

                (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on any business day shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked questions for the Stock on at least 5 of the 10 preceding days.

                (u) "Formula Grants" means the Formula Grant Options and Formula Grant Restricted Stock granted to Non-Employee Directors pursuant to Sections 6(b)(iv) and 6(d)(v) of the Plan.

                (v) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
         Section 422 of the Code or any successor provision thereto.

                (w) "Incumbent Board" means the Board as defined in Section 9(b) of the Plan.

                (x) "Limited SAR" means a right granted to a Participant under
         Section 6(c) hereof.

                (y) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any subsidiary.

                (z) "Option" means a right granted to a Participant under
         Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                (aa) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                (bb) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                (cc) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

                (dd) "Person" shall have the meaning ascribed to such term in
         Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof

                (ee) (intentionally omitted)

                (ff) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                (gg) "Retire" or "Retirement" means termination of service as a Director after having attained at least age 62 and having served as a Director for at least 5 years, other than by reason of death, Disability or the Director's willful misconduct or negligence.

                (hh) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-l(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                (ii) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

                (jj) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

         3. ADMINISTRATION.

                (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

                (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, and (iii) with respect to Participants subject to
         Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee may appoint agents to assist it in administering the Plan.

                (c) LIMITATION OF LIABILITY. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. STOCK SUBJECT TO PLAN.

                (a) OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock that may be subject to the granting of Awards under the Plan at any point in time during the term of the Plan shall be 375,000.

                (b) APPLICATION OF LIMITATIONS. The limitation contained in
         Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as a final Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $1,000,000, and the maximum amount that may be earned as a final Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6. SPECIFIC TERMS OF AWARDS.

                (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e) ), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make Sections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions

                       (i) EXERCISE PRICE. The exercise price per share of Stock
                purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

                       (ii) TIME AND METHOD OF EXERCISE. The Committee shall
                determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                       (iii) ISOS. The terms of any ISO granted under the Plan
                shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification.


                       (iv) FORMULA GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS.
                Subject to adjustment as provided in the first sentence of
                Section 10(c) hereof, each Non-Employee Director shall receive
                (A) on the date of his or her appointment as a Director of the Company, an Option to purchase 3,500 shares of Stock, and (B) each year, on the day the Company issues its earnings release for the prior fiscal year, an Option to purchase 3,500 shares of Stock. Options granted to Non-Employee Directors pursuant to this Section shall be for a term of 7 years and shall become exercisable at the rate of 33-1/3% per year commencing on the first anniversary of the date on which the Option is granted; provided, however, that the Options shall be fully exercisable in the event that, while serving as a Director, the NonEmployee Director dies, suffers a Disability, or Retires. The per share exercise price of all Options granted to Non-Employee Directors pursuant to this paragraph (iv) shall be equal to the Fair Market
                Value of a share of Stock on the date such Option is granted. Unless otherwise extended in the sole discretion of the Committee, the unexercised portion of any Option granted pursuant to this paragraph (iv) shall become null and void (V) three months after the date on which such Non-Employee Director ceases to be a Director of the Company for any reason other than the Non-Employee Director's willful misconduct or negligence, Disability, death or Retirement, (W) immediately in the event of the Non-Employee Director's willful misconduct or negligence,
                (X) one year after the Non-Employee Director ceases to be a Director by reason of his Disability, (Y) at the expiration of its original term, if the Non-Employee Director ceases to be a Director by reason of his Retirement, and (Z) twelve months after the date of the Non-Employee Director's death in the event that such death occurs prior to the time the Option otherwise would become null and void pursuant to this sentence.

                (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

                       (i) RIGHT TO PAYMENT. A SAR shall confer on the
                Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR", the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                       (ii) OTHER TERMS. The Committee shall determine at the
                date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                       (i) GRANT AND RESTRICTIONS. Restricted Stock shall be
                subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. In no event shall the restricted period be less than three years unless the Restricted Stock is subject to performance conditions in accordance with Section 8 of this Plan, in which case the restricted period shall not be less than one year. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                       (ii) FORFEITURE. Except as otherwise determined by the
                Committee at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes.

                       (iii) CERTIFICATES FOR STOCK. Restricted Stock granted
                under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                       (iv) DIVIDENDS AND SPLITS. As a condition to the grant of
                an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                       (v) FORMULA GRANTS OF RESTRICTED STOCK TO NON-EMPLOYEE
                DIRECTORS. (intentionally omitted)

                (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                       (i) AWARD AND RESTRICTIONS. Satisfaction of an Award of
                Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. In no event shall an Award of Deferred Stock payable in Stock have a deferral period of less than three years unless the Award is subject to performance conditions in accordance with Section 8 of the Plan, in which case the deferral period shall be for not less than one year. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                       (ii) FORFEITURE. Except as otherwise determined by the
                Committee, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the

                Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                       (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined
                by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

                (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to
         Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

                (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

                (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and

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         substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

                (c) FORM AND TIMING OF PAVEMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-l(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-l(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-l(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

                (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

                (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                       (i) PERFORMANCE GOALS GENERALLY. The performance goals
                for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                       (ii) BUSINESS CRITERIA. One or more of the following
                business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance
                Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) growth in earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating earnings; (14) working capital or inventory; and (15) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under
                Section 8(c) hereof.

                       (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING
                PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
                Section 162(m).

                       (iv) PERFORMANCE AWARD POOL. The Committee may establish
                a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
                Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                       (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS.
                Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code
         Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                       (i) ANNUAL INCENTIVE AWARD POOL. The Committee may
                establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                       (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later than
                the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code
                Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                       (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of
                each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

                (e) STATUS OF SECTION 8(B) AND SECTION 8(C) AWARDS UNDER CODE
         SECTION 162(M). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code
         Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9. CHANGE IN CONTROL

                (a) EFFECT OF "CHANGE IN CONTROL." In the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

                       (i) Any Award carrying a right to exercise that was not
                previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10(a) hereof;

                       (ii) Any optionee who holds an Option shall be entitled
                to elect, during the 60-day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Company shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option; provided, however, that no optionee who is subject to Section 16 with respect to the Company at the time of the Change in Control shall be entitled to make such an election if the acquisition of the right to make such election would represent a non-exempt purchase under Section 16(b) by such optionee;

                       (iii) Limited SARs (and other SARs if so provided by
                their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price.

                       (iv) The restrictions, deferral of settlement, and
                forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                       (v) With respect to any such outstanding Award subject to
                achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                (b) DEFINITION OF "CHANGE IN CONTROL" A "Change in Control" shall be deemed to have occurred upon:

                       (i) An acquisition by any Person of Beneficial Ownership
                of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding") if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

                       (ii) The approval by the stockholders of the Company of a
                reorganization, merger, consolidation, complete liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to in this Section 9(b) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with one or more Participants or entities controlled by one or more Participants shall not constitute a Corporate Transaction in respect of such Participant(s); or

                       (iii) A change in the composition of the Board such that
                the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
                Section 9(b), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such Rule, or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

                 Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 9(b), the following shall not constitute a Change in Control for purposes of the Plan: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions, the surviving entity is controlled by no Person other than such subsidiary, employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

                           (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(ii) hereof or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

         10. GENERAL PROVISIONS.

                           (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                           (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-l(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

                           (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code
         Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                           (d) TAXES. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                           (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such amendment represents a material change to the Plan or such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code
         Section 162(m) ) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting. Notwithstanding anything hereto to the contrary, the provisions of Section 6(b)(iv) and Section 6(d)(v) of this Plan which govern formula grants of Options and Restricted Stock to

         Non-Employee Directors, shall not be amended more than once every six months other than to comport with changes to the Code or the rules promulgated thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission, unless such limit on amendments is not required under Rule 16b-3 or other applicable law.

                           (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as
         (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a subsidiary; (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                           (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                           (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                           (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                           (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

                           (k) AWARDS UNDER PREEXISTING PLANS. Upon approval of the Plan by stock-holders of the Company, as required under Section 10(1) hereof, no further Awards shall be granted under any Preexisting Plan.

                           (l) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL; TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                            (m) AGREEMENT WITH UNDERWRITER. The Company will agree with the Underwriter of the Company's initial public offering that for a 13-month period immediately following the effective date of this Plan, the Company will not, without the consent of the Underwriter, adopt or propose to adopt any plan or arrangement permitting the grant, issue or sale of any shares of its Common Stock or issue, sell or offer for sale any of its Common Stock, or grant any option for its Common Stock which shall: (x) have an exercise price per share of Common Stock less than (a) the initial public offering price of the Common Stock offered in this Prospectus or (b) the fair market value of the Common Stock on the date of grant; or (y) be granted to any direct or indirect beneficial holder of more than 10% of the issued and outstanding Common Stock of the Company. No option or other right to acquire Common Stock granted, issued or sold during the 13-month period immediately following the effective date of this Plan shall permit (a) the payment with any form of consideration other than cash,
         (b) payment of less than the full purchase or exercise price for such shares of Common Stock or other securities of the Company on or before the date of issuance, or (c) the existence of stock appreciation rights, phantom options or similar arrangements.

                             MANSUR INDUSTRIES INC.
                             8425 S.W. 129TH TERRACE
                              MIAMI, FLORIDA 33156

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned holder of Common Stock of Mansur Industries Inc., a Florida corporation (the "Company"), hereby appoints Paul I. Mansur and Richard
P. Smith, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, par value $.001 per share (the "Common Stock"), of the Company that the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held on June 6, 1997, at 10:00 a.m., local time, at the Miami Dadeland Marriott Hotel, 9090 South Dadeland Boulevard, Miami, Florida, and at any adjournments or postponements thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND THE OTHER PROPOSALS SET FORTH.

Proposal 1. Election of Pierre G. Mansur, Paul I. Mansur, Elias F. Mansur,
            Joseph E. Jack and Dr. Jan Hedberg as directors of the Company.

            [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

                  ------------------------------------------------------------

            [ ]   VOTE WITHHELD from all nominees.

Proposal 2. Approval and ratification of the Company's 1996 Executive Incentive
            Compensation Plan, as amended.

                [ ]   FOR         [ ]    AGAINST          [ ]     ABSTAIN

              In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1997 Annual Meeting of Shareholders, and any adjournments or postponements thereof.


                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

         The undersigned hereby acknowledges receipt of (i) the Notice of 1997 Annual Meeting of Shareholders and (ii) the Proxy Statement.

                                           Dated: _______________________, 1997

                                           ------------------------------------
                                                          (Signature)

                                           ------------------------------------
                                                (Signature if held jointly)

                                           IMPORTANT: Please sign exactly as
                                           your name appears hereon and mail it
                                           promptly even though you may plan to
                                           attend the meeting. When shares are
                                           held by joint tenants, both should
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If a corporation, please sign
                                           in full corporate name by president
                                           or other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.

                                           PLEASE MARK, SIGN AND DATE THIS PROXY
                                           CARD AND PROMPTLY RETURN IT IN THE
                                           ENVELOPE PROVIDED. NO POSTAGE
                                           NECESSARY IF MAILED IN THE UNITED
                                           STATES.

                                       2